 COLONIAL INSURED

 MUNICIPAL FUND




 ANNUAL REPORT

 NOVEMBER 30, 2000

 President's Message



DEAR SHAREHOLDER:

I am pleased to present to you this annual report for the Colonial Insured Municipal Fund for the 12-month period ended November 30, 2000.

We have seen two distinct cycles in the bond market over the past 12 months. During the first half of this year, the economy was continuing its rapid growth. In its efforts to stave off inflation, the Federal Reserve Board raised the Federal Funds rate. There was an increase in oil prices as a result of the OPEC agreement to cut production. In response to these changes, the market was rather volatile. During the second half of the year, the economic indicators reflected a slowing of economic growth. Housing starts were at their lowest levels in two years. Auto manufacturers announced cuts in production. Consumer spending softened. The bond market stabilized. The municipal market, for the most part, mirrored the Treasury market and experienced a drop in yields.

Thank you for choosing Colonial Insured Municipal Fund and for giving Liberty Funds the opportunity to serve your investment needs.

Sincerely,

Stephen E. Gibson
President
January 11, 2001

-------------------------------
Not FDIC      May Lose Value
Insured       No Bank Guarantee
-------------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
 HIGHLIGHTS
-------------------------------------------------------------------------------

FUND OUTPERFORMS BENCHMARK
At the end of its first full year of operation, we are pleased to report that the Fund outperformed its benchmark index. For the fiscal year ended November 30, 2000, the Fund returned 10.01% based on net asset value (NAV), while the return for the Lehman Brothers Municipal Bond Index was 8.18%.

POOR PERFORMANCE IN HIGH YIELD MARKET
The Fund's performance benefited from being underweighted in high yield securities. Overall performance in the high yield market was poor for two reasons. The health care industry continued to suffer from cutbacks in federal Medicaid payments as mandated in the Balanced Budget Act of 1997. These cutbacks have contributed to the erosion of issuers' margins, especially in the hospital industry. Also, as the economy begins to slow, we are seeing a weakening in the performance of bonds in economically sensitive sectors (for example, industrial development bonds, bonds issued by taxable corporations and smaller utilities). However, we still believe that attractive investment opportunities are available in the high yield sector and we intend to selectively add these securities to the portfolio.

FUND SEEKS TO REDUCE TAX CONSEQUENCES
We employed a tax-loss-swap strategy during the first half of this period in order to capitalize on losses on individual securities. Losses occurred when bond prices went down in response to a rise in interest rates. Under the current tax code, we are able to take eight years to use realized losses to offset any future realized gains, thus reducing adverse tax consequences to shareholders.

                                                William C. Loring, Jr.
                                                Brian M. Hartford
                                                -- Co-Portfolio Managers


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and reacts quickly to market changes.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond markets. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

QUALITY BREAKDOWN AS OF 11/30/00


     0.2%
     0.4%
     1.0%
     4.8%
     5.1%
     8.4%
     9.8%

    70.3%

    AAA
    AA
    A
    BBB
    BB
    B
    Non-rated
    Cash equivalents

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Sector breakdowns are calculated as a percentage of net assets.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown or invest in these sectors in the future.

 12-MONTH CUMULATIVE TOTAL
 RETURNS, FOR THE PERIOD ENDED
 11/30/00

 NAV                       10.01%
 -------------------------------
 Market price              (9.77)%
 -------------------------------

 PRICE PER SHARE
 AS OF 11/30/00

 NAV                      $14.68
 -------------------------------
 Market price             $12.63
 -------------------------------

 A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the Fund's ordinary income, and any market discount is taxable when distributed.

 TOP INDUSTRY SECTORS
 AS OF 11/30/00

 Hospital                  13.5%
 -------------------------------
 Local General
 Obligations                9.8%
 -------------------------------
 Water/Sewer                8.1%
 -------------------------------
 Airport                    7.5%
 -------------------------------
 Single Family              7.2%
 -------------------------------
 Ports                      6.7%
 -------------------------------
 Air Transportation         5.3%
 -------------------------------
 State Appropriated         5.1%
 -------------------------------
 Investor Owned             4.7%
 -------------------------------
 Special Non Property Tax   4.5%
 -------------------------------

-----------------------------------------------
 INVESTMENT PORTFOLIO
-----------------------------------------------
 November 30, 2000
 (In thousands)

 MUNICIPAL BONDS - 98.1%                         PAR     VALUE
 -------------------------------------------------------------
 EDUCATION - 4.8%
 EDUCATION - 2.1%
 DC, Catholic University of America,
   Series 1999,
     5.625% 10/1/29                            $1,000   $ 1,002
 LA Public Facilities Authority,
   Xavier University of Louisiana,
   Series 1997,
     5.250% 9/1/27                              1,150     1,103
                                               ------   -------
                                                          2,105
                                                        -------
 STUDENT LOAN - 2.7%
 MA Educational Loan Authority,
   Issue G, Series 2000 A,
     5.950% 12/1/15                               500       518
 MT Higher Education Student
   Assistance Corp., Series 1999 B,
     6.400% 12/1/32                             2,000     2,113
                                                        -------
                                                          2,631
                                                        -------

 --------------------------------------------------------------
 HEALTHCARE - 17.0%
 CONGREGATE CARE RETIREMENT - 1.1%
 NY Dormitory Authority,
   Miriam Osborn Memorial Home,
   Series 2000 B,
     6.875% 7/1/19                                500       554
 NY Suffolk County Industrial Development
   Agency, Jefferson Ferry, Series 1999 A,
     7.200% 11/1/19                               550       540
                                                        -------
                                                          1,094
                                                        -------
 HEALTH SERVICES - 2.1%
 WI Health & Educational Facilities
   Authority, Marshfield Clinic,
   Series 1999,
     6.250% 2/15/29                             2,000     2,053
                                                        -------
 HOSPITAL - 13.5%
 IA Finance Authority,
   Mercy Medical Center, Series 1999,
     5.750% 8/15/29                             1,000     1,004
 IL Health Facilities Authority,
   Swedish American Hospital,
   Series 2000,
     6.875% 11/15/30                              500       506
 LA Public Facilities Authority,
   Touro Infirmary, Series 1999,
     5.625% 8/15/29                             1,000       875
 MA Health & Educational Facilities
   Authority, Cape Cod Health Care,
   Series 1998 B,
     5.450% 11/15/23                              500       412
 MD Health & Educational Facilities
   Authority, University of Maryland
   Medical System,
     6.750% 7/1/30                                250       258
 ME Health & Higher Educational
   Facilities Authority, Series 1999 B,
     6.000% 7/1/29                             $1,500   $ 1,539
 MI Flint Hospital Building Authority,
   Hurley Medical Center, Series 1998 B,
     5.375% 7/1/28                                500       362
 MI Hospital Finance Authority,
   Series 1999 A,
     6.125% 11/15/26                            2,000     2,023
 NV Henderson, Catholic Healthcare West,
   Series 1999 A,
     6.750% 7/1/20                              1,000     1,004
 NY Dormitory Authority, Mount Sinai
   Health Obligation Group, Series 2000,
     6.500% 7/1/25                                400       415
 OH Jackson, Consolidated Health Systems,
   Series 1999,
     6.250% 10/1/29                             1,500     1,561
 OK Industrial Authority, Integris
   Baptist Medical Center, Series 1999,
     5.750% 8/15/29                             2,000     2,009
 TX Richardson Hospital Authority,
   Baylor Richardson Medical Center,
   Series 1998,
     5.625% 12/1/28                               500       401
 WV Hospital Finance Authority,
   Charleston Area Med Center,
   Series 2000 A,
     6.750% 9/1/30                              1,000     1,015
                                               ------   -------
                                                         13,384
                                                        -------

 NURSING HOME - 0.3%
 MN Carlton, Inter-Faith Social Services,
   Inc., Series 2000,
     7.750% 4/1/29                                300       301

 --------------------------------------------------------------

 HOUSING - 8.4%
 ASSISTED LIVING/SENIOR - 0.7%
 DE Kent County, Heritage at Dover,
   Series 1999,
     7.625% 1/1/30                                250       239
 NC Medical Care Commission,
   DePaul Community Facilities Project,
   Series 1999,
     7.625% 11/1/29                               500       482
                                               ------   -------
                                                            721
                                                        -------
 MULTI-FAMILY - 0.5%
 FL Broward County Housing Finance Authority,
   Chaves Lake Apartment Project,
   Series 2000,
     7.500% 7/1/40                                250       253

 See notes to investment portfolio.

-----------------------------------------------
 INVESTMENT PORTFOLIO (CONTINUED)
-----------------------------------------------

 November 30, 2000
 (In thousands)

 MUNICIPAL BONDS (CONTINUED)                     PAR     VALUE
 -------------------------------------------------------------

 HOUSING (CONTINUED)
 MULTI-FAMILY (CONTINUED)
 FL Clay County Housing Finance Authority,
   Madison Commons Apartments,
   Series 2000 A,
     7.450% 7/1/40                             $  250   $   253
                                               ------   -------
                                                            506
                                                        -------
 SINGLE FAMILY - 7.2%
 AK Housing Finance Corp.,
   Series 1999 A-1,
     6.150% 6/1/39                              1,975     2,015
 CA Rural Home Mortgage
   Finance Authority, Series 1998 A,
     6.350% 12/1/29                             1,225     1,356
 CO Housing Finance Authority:
   Series 1998 D-2,
     6.350% 11/1/29                             2,000     2,077
   Series 2000 B-2,
     7.250% 10/1/31                               500       572
 OK Housing Finance Agency,
   Series 2000 C-2,
     7.550% 9/1/28                              1,000     1,132
                                               ------   -------
                                                          7,152
                                                        -------

 --------------------------------------------------------------
 INDUSTRIAL - 3.6%
 FOREST PRODUCTS - 3.4%
 AR Camden, International Paper Co.,
   Series 1999 A,
     6.500% 11/15/23                              500       501
 IN Jasper County, Georgia Pacific Corp.,
   Series 2000,
     6.700% 4/1/29                              1,000       949
 MN International Falls, Boise Cascade Corp.,
   Series 1999,
     6.850% 12/1/29                             1,000       996
 VA Bedford County Industrial Development
   Authority, Nekoosa Packaging Corp.,
   Series 1999 A,
     6.550% 12/1/25                             1,000       951
                                               ------   -------
                                                          3,397
                                                        -------
 METALS & MINING - 0.2%
 IN Development Finance Authority,
   Inland Steel Co., Series 1996,
     7.250% 11/1/11                               250       236
                                                        -------

 --------------------------------------------------------------
 OTHER - 2.1%
 OTHER
 AL Incentives Financing Authority,
   Series 1999 A,
     6.000% 10/1/29                             2,000     2,087
                                                         ------

 TAX-BACKED - 23.5%
 LOCAL APPROPRIATED - 2.1%
 OK Grady County Correctional Facility,
   Series 1999,
     6.000% 11/1/29                            $1,000   $ 1,019
 TX Houston,
   Series 2000,
     6.400% 6/1/27                              1,000     1,064
                                               ------   -------
                                                          2,083
                                                        -------
 LOCAL GENERAL OBLIGATIONS - 9.8%
 CA Union Elementary School District,
   Series 1999 A,
     (a) 9/1/16                                 1,400       608
 IL Chicago,
   Series 1998,
     5.250% 1/1/28 (b)                          1,000       951
 IL Coles & Cumberland Counties Unified
   School District, Series 2000,
     (a) 12/1/14                                2,080       985
 MI Jonesville Community Schools,
   Series 1999,
     5.750% 5/1/20 (d)                          2,000     2,048
 PA Philadelphia,
   Series 1999 C,
     5.750% 3/1/29                              1,750     1,785
 PA Pittsburgh,
   Series 1999 A,
     5.750% 9/1/21                              1,250     1,281
 RI North Kingstown,
   Series 1999,
     5.875% 10/1/25                             2,000     2,062
                                               ------   -------
                                                          9,720
                                                        -------
 SPECIAL NON-PROPERTY TAX - 4.5%
 IL Metropolitan Pier & Exposition Authority,
   McCormick Place Expansion Project,
   Series 1999,
     5.500% 12/15/24 (d)                        2,000     1,982
 NY Metropolitan Transportation Authority,
   Series 1998 A,
     5.250% 7/1/28                              2,000     1,920
 VI Virgin Islands Public Finance Authority,
   Series 1999,
     6.500% 10/1/24                               500       518
                                               ------   -------
                                                          4,420
                                                        -------
 SPECIAL PROPERTY TAX - 2.0%
 CA Pittsburg Redevelopment Agency,
   Los Medanos Project, Series 1999,
     (a) 8/1/26                                 2,500       578
 CA San Clemente,
   Act of 1915, Series 1999,
     6.050% 9/2/28                                700       682

 See notes to investment portfolio.

-----------------------------------------------
 INVESTMENT PORTFOLIO (CONTINUED)
-----------------------------------------------
 November 30, 2000
 (In thousands)

 MUNICIPAL BONDS (CONTINUED)                      PAR    VALUE
 ---------------------------------------------------------------

 TAX-BACKED (CONTINUED)
 SPECIAL PROPERTY TAX (CONTINUED)
 FL Indigo Community Development District,
   Series 1999 B,
     6.400% 5/1/06                             $  500   $   500
 FL Lexington Oaks Community Development
   District, Series 2000 A,
     7.200% 5/1/30                                185       188
                                               ------   -------
                                                          1,948
                                                        -------
 STATE APPROPRIATED - 5.1%
 IL Department of Central Management
   Services, Series 1999,
     5.850% 7/1/19 (d)                          2,000     2,045
 NY Dormitory Authority,
   Series 1999 C,
     5.500% 7/1/29                              3,055     3,037
                                               ------   -------
                                                          5,082
                                                        -------

 --------------------------------------------------------------
 TRANSPORTATION - 22.8%
 AIR TRANSPORTATION - 5.3%
 FL Miami-Dade County Industrial Development
   Authority, Airis Miami II, LLC,
   Series 1999 A,
     6.000% 10/15/25                            1,000     1,041
 IL Chicago O'Hare International Airport,
   United Airlines, Inc., Series 2000 A,
     6.750% 11/1/11                               500       509
 MA Port Authority, US Airways, Inc.,
   Series 1999,
     6.000% 9/1/21 (d)                          2,500     2,570
 NC Charlotte, US Airways, Inc.,
   Series 2000,
     7.750% 2/1/28                                250       239
 NJ Economic Development Authority,
   Continental Airlines, Inc., Series 1999,
     6.250% 9/15/29                               500       436
 TX Dallas-Fort Worth International Airport,
   American Airlines, Inc., Series 1999,
     6.375% 5/1/35                                500       483
                                               ------   -------
                                                          5,278
                                                        -------
 AIRPORT - 7.5%
 NY Niagara Frontier Transportation Authority,
   Series 1999 A,
     5.625% 4/1/29                              2,000     1,979
 TN Memphis-Shelby County, Airport Authority,
   Series 1999 D,
     6.000% 3/1/24 (d)                          5,280     5,438
                                               ------   -------
                                                          7,417
                                                        -------
 PORTS - 6.7%
 AL Docks Department,
   Series 1998,
     5.500% 10/1/22 (d)                        $3,500   $ 3,495
 WA Seattle Special Port Authority,
   Terminal 18, Series 1999 A,
     6.000% 9/1/29                              3,000     3,126
                                               ------   -------
                                                          6,621
                                                        -------
 TOLL FACILITIES - 2.1%
 MA Turnpike Authority,
   Series 1997,
     5.125% 1/1/37                              2,225     2,065
                                                        -------
 TRANSPORTATION - 1.2%
 NV Department of Business & Industry,
   Las Vegas Monorail Project,
   Series 2000,
     7.375% 1/1/40                                250       241
 OH Toledo-Lucas County Port Authority,
   CSX Transportation, Inc.,
   Series 1992,
     6.450% 12/15/21                            1,000     1,000
                                               ------   -------
                                                          1,241
                                                        -------


 --------------------------------------------------------------
 UTILITY - 15.9%
 INDEPENDENT POWER PRODUCER - 1.1%
 MI Midland County Economic Development Corp.,
   Series 2000,
     6.875% 7/23/09                               500       508
 NY Suffolk County Industrial Development
   Agency, Nissequogue Cogen Partners,
   Series 1998,
     5.500% 1/1/23                                300       267
 PR Commonwealth of Puerto Rico Industrial,
   Educational, Medical & Environmental
   Cogeneration Facilities, AES Project,
   Series 2000,
     6.625% 6/1/26                                300       309
                                               ------   -------
                                                          1,084
                                                        -------
 INVESTOR OWNED - 4.7%
 HI Department of Budget & Finance,
   Hawaiian Electric Co., Series 1999 C,
     6.200% 11/1/29                             2,000     2,083
 TX Brazos River Authority,
   Houston Industries, Inc., Series 1998 A,
     5.125% 5/1/19 (d)                          2,765     2,624
                                               ------   -------
                                                          4,707
                                                        -------
 JOINT POWER AUTHORITY - 0.5%
 NC Eastern Municipal Power Agency,
   Series 1999 D,
     6.700% 1/1/19                                500       523
                                                        -------

 MUNICIPAL ELECTRIC - 1.5%
 TX Lower Colorado River Authority,
   Series 1999 A,
     5.500% 5/15/21                             1,500     1,501
                                                        -------
 See notes to investment portfolio.

-----------------------------------------------
 INVESTMENT PORTFOLIO (CONTINUED)
-----------------------------------------------
 November 30, 2000
 (In thousands)

 MUNICIPAL BONDS (CONTINUED)                     PAR     VALUE
 --------------------------------------------------------------
 UTILITY (CONTINUED)
 WATER & SEWER - 8.1%
 AL Jefferson County Sewer Authority,
   Series 1999 A,
     5.750% 2/1/38                             $2,000   $ 2,025
 SC Lugoff-Elgin Water Authority,
   Series 1999,
     6.050% 11/1/31                             1,500     1,558
 TX Houston:
   Series 1997 A,
     5.375% 12/1/27                             3,000     2,927
   Series 1999 A,
     4.750% 12/1/24                             1,750     1,555
                                               ------   -------
                                                          8,065
                                                        -------
 TOTAL MUNICIPAL BONDS
 (cost of $93,008)                                       97,422
                                                        -------

 MUNICIPAL PREFERRED STOCKS - 0.5%             SHARES
 --------------------------------------------------------------
 HOUSING - 0.5%
 MULTI-FAMILY
 Charter Mac Equity Issue Trust,
     7.100% 6/30/49 (c)                           500       509
                                                        -------
 (cost of $500)

 TOTAL LONG-TERM INVESTMENTS
 (cost of $93,508)(e)                                    97,931
                                                        -------
 SHORT-TERM OBLIGATIONS - 0.4%                   PAR
 --------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (F)
 IL Galesburg, Knox College,
   Series 1999,
     4.200% 7/1/24                             $  100       100
 IN Allen County, Golden Years Homestead,
   Inc., Series 1996,
     4.200% 8/1/21                                100       100
 WI Health & Educational Facilities
   Authority, Monroe Joint Venture, Inc.,
   Series 2000,
     4.250% 1/1/30                                200       200
                                                        -------
 TOTAL SHORT-TERM OBLIGATIONS                               400
                                                        -------
 OTHER ASSETS & LIABILITIES, NET - 1.0%                   1,020
                                                        -------
 NET ASSETS - 100%                                      $99,351
                                                        -------
 NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.
(b) This is a restricted security which was acquired on August 22, 2000 at a cost of $938. This security represents 1.0% of the Fund's net assets at November 30, 2000.
(c) This is a restricted security which was acquired on July 6, 2000 at a cost of $500. This security represents 0.5% of the Fund's net assets at November 30, 2000.
(d) These securities, or a portion thereof, with a total market value of $616 are being used to collateralize open futures contracts.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2000.

 Short futures contracts open at November 30, 2000.

                       Par value                      Unrealized
                       covered by      Expiration   depreciation
           Type        contracts          month      at 11/30/00
 -----------------------------------------------------------------
 Municipal Bond           104             March        ($108)

 Treasury Bond             25             March          (55)
                                                       -----
                                                       ($163)
                                                       -----
 See notes to financial statements.

-----------------------------------------------
 STATEMENT OF ASSETS & LIABILITIES
-----------------------------------------------
 November 30, 2000
 (In thousands except for per share amount)

 ASSETS
 Investments at value (cost $93,508)                    $97,931
 Short-term obligations                                     400
                                                        -------
                                                         98,331
 Cash                                          $   53
 Receivable for:
   Interest                                     1,563
   Investments sold                                25     1,641
                                                        -------
   Total assets                                          99,972

 LIABILITIES
 Payable for:
   Distribution -- common shares                  300
   Distribution -- preferred shares                30
   Variation margin on futures                     79
 Accrued:
   Management fee                                  29
   Bookkeeping fee                                  3
   Transfer agent fee                               8
 Payable to Advisor                               140
 Other                                             32
                                               ------
   Total liabilities                                        621
                                                        -------

 NET ASSETS                                             $99,351
                                                        =======

 COMPOSITION OF NET ASSETS
 Auction Preferred Shares (1 share issued
  and outstanding at $25,000 per share)                 $37,300
 Capital paid in -- common shares                        59,891
 Undistributed net investment
  income                                                     61
 Accumulated net realized loss                           (2,161)
 Net unrealized appreciation
   (depreciation) on:
     Investments                                          4,423
     Open futures contracts                                (163)
                                                        -------
                                                        $99,351
                                                        =======

 Net Assets at value for 4,227 common
  shares of beneficial interest outstanding             $62,051
                                                        =======
 Net Asset value per common share                       $ 14.68
                                                        =======
 Net Assets at value including undeclared
  dividends for 1 preferred share outstanding           $37,300
                                                        =======

-----------------------------------------------
 STATEMENT OF OPERATIONS
-----------------------------------------------

 For the Year Ended November 30, 2000
 (In thousands)

 INVESTMENT INCOME
 Interest                                               $ 5,764

 EXPENSES
 Management fee                                $  330
 Transfer agent fee                                15
 Bookkeeping fee                                   29
 Trustees fee                                       6
 Custodian fee                                      2
 Audit fee                                         29
 Legal fee                                        (a)
 Reports to shareholders                            1
 Preferred shares remarketing commissions          89
 Other                                             12       513
                                               ------   -------
 Net Investment Income                                    5,251
                                                        -------

 NET REALIZED & UNREALIZED GAIN (LOSS) ON
 PORTFOLIO POSITIONS
 Net realized loss on:
   Investments                                   (121)
   Closed futures contracts                    (2,040)
                                               ------
     Net realized loss                                   (2,161)
                                                        -------
 Net Change in Unrealized Appreciation/
    Depreciation during the period on:
  Investments                                   4,631
  Open futures contracts                         (163)
                                               ------
    Net change in unrealized appreciation/
      depreciation                                        4,468
                                                        -------
        Net Gain                                          2,307
                                                        -------
 Increase in Net Assets from Operations                 $ 7,558
                                                        =======
 (a) Rounds to less than one.


 See notes to financial statements.

---------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------
(In thousands)


                                      YEAR ENDED    PERIOD ENDED
                                      NOVEMBER 30,  NOVEMBER 30,
 INCREASE (DECREASE) IN NET ASSETS        2000        1999(a)
 ---------------------------------------------------------------

 Operations:
 Net investment income                  $ 5,251       $  209
 Net realized loss                       (2,161)          --
 Net change in unrealized
   appreciation/(depreciation)            4,468         (208)
                                        -------       ------
   Net Increase from Operations           7,558            1
                                        -------       ------

 Distributions:
 From net investment income--
   common shares                         (3,941)          --
 From net investment income--
   preferred shares                      (1,458)          --
                                        -------       ------
                                          2,159            1

 Fund Share Transactions:
 Receipts for shares sold --
   common shares                          6,004           --
 Common share initial offering               --        54,421
 Preferred share initial offering
   (net of $534 commissions and
   offering costs)                       36,766            --
                                        -------       -------
 Net Increase from Fund Share
   Transactions                          42,770        54,421
                                        -------       -------
   Total Increase                        44,929        54,422

 NET ASSETS
 Beginning of period                     54,422            --
                                        -------       -------
 End of period (including
   undistributed net investment
   income of $61 and $209,
   respectively)                        $99,351       $54,422
                                        =======       =======



(a) The Fund commenced investment operations on October 29, 1999.


                                     YEAR ENDED    PERIOD ENDED
                                     NOVEMBER 30,  NOVEMBER 30,
 NUMBER OF FUND SHARES                   2000        1999(a)
 ----------------------------------------------------------------

 Common:
 Sold                                       420            --
 Issued in initial offering                  --         3,807
 Outstanding at
    Beginning of period                   3,807            --
                                        -------       -------
    End of period                         4,227         3,807
                                        -------       -------
 Preferred:
 Issued in initial offering                   1            --
 Outstanding at
    Beginning of period                      --            --
                                        -------       -------
    End of period                             1            --
                                        -------       -------

 See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

November 30, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial Insured Municipal Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from regular federal income tax. The Fund authorized an unlimited number of shares.

On October 29, 1999 and December 10, 1999 the Fund completed the offering of 3,800,000 and 420,000 common shares, respectively, at a price of $15.00 per share, raising $54,321,000 and $6,003,900, respectively, net of underwriting and offering costs.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Fund currently has not determined the impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to common and preferred shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares (APS) is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2000 was 4.30%. For the year ended November 30, 2000, the Fund paid dividends to Auction Preferred shareholders amounting to $1,458,340 representing an average APS dividend rate of 4.09%.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets. Through November 30, 2004, the Advisor has agreed to waive a portion of the fee so that it will not exceed 0.35% annually.

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $18,000 per year plus 0.0233% annually of the Fund's average weekly net assets over $50 million.

EXPENSE LIMITS:

The Advisor has voluntarily agreed to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, brokerage commissions, interest, preferred dividends, taxes and extraordinary expenses, if any) exceed 0.20% annually of the Fund's average net assets. This arrangement may be modified or terminated by the advisor at any time.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PREFERRED SHARE OFFERING

On December 20, 1999, the Fund offered and currently has outstanding 1,492 Auction Preferred Shares. The Auction Preferred Shares are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Total proceeds, net of commissions, of $36,927,000, were received upon completion of the offering.

Costs incurred by the Fund in connection with the offering of the Auction Preferred Shares totaling $161,170 were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At November 30, 2000 there were no such restrictions on the Fund.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended November 30, 2000, purchases and sales of investments, other than short-term obligations, were $65,073,139 and $30,874,107, respectively.

Unrealized appreciation (depreciation) at November 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation        $4,613,965
Gross unrealized depreciation          (191,164)
                                     ----------
Net unrealized appreciation          $4,422,801
                                     ----------
CAPITAL LOSS CARRYFORWARDS:

At November 30, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          YEAR OF EXPIRATION         CAPITAL LOSS CARRYFORWARD
          ------------------         -------------------------
                  2008                       $1,407,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected per share data, total return, ratios and supplemental data throughout each period are as follows (common shares unless otherwise noted):


                                                  YEAR ENDED     PERIOD ENDED
                                                  NOVEMBER 30,   NOVEMBER 30,
                                                      2000         1999(a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $14.300       $14.330
                                                    -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 1.237(i)      0.055(j)
Offering costs -- common shares                      (0.003)       (0.030)
Commission and offering costs -- preferred shares    (0.126)           --
Net realized and unrealized gain (loss)               0.550        (0.055)
                                                    -------       -------
Total from Investment Operations                      1.658        (0.030)
                                                    -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income -- common shares          (0.933)           --
From net investment income -- preferred shares       (0.345)           --
                                                    -------       -------
Total Distributions Declared to Shareholders         (1.278)           --
                                                    -------       -------
NET ASSET VALUE, END OF PERIOD                      $14.680       $14.300
                                                    =======       =======
Market price per share                              $12.625       $15.000
                                                    =======       =======
Total return -- based on market value (b)(c)          (9.77%)        0.00%(d)
                                                    =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                           0.86%(g)(h)   0.55%(f)
Net investment income (e)                              6.34%(g)      4.38%(f)
Portfolio turnover                                       33%            7%(d)
Net assets at end of period (000) -- common shares  $62,051       $54,422

(a) The Fund commenced investment operations on October 29, 1999.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.
(g) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(h) Ratio calculated using net assets of the Fund equals 0.54%.
(i) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(j) Net of fees and expenses waived or borne by the Advisor which amounted to $0.008.

--------------------------------------------------------------------------------
2000 Federal income tax information (unaudited) 100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

 See notes to financial statements.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE TRUSTEES OF
COLONIAL INSURED MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Insured Municipal Fund (the "Fund") at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2001

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------


1. You, BankBoston, NA, will act as Agent for me, and will open an account for me under the Dividend Reinvestment Plan with the same registration as my shares of the Fund are currently registered. You will effect the dividend reinvestment option on my behalf as of the first record date for an income dividend or capital gain distribution ("distribution"), separately or collectively, after you receive the authorization duly executed by me.

2. Whenever the Fund declares a distribution payable in the Fund's shares of beneficial interest ("shares") or cash at the option of the shareholder, I hereby elect to take such distribution entirely in shares, subject to the terms of this Plan. If on the valuation date the Fund's net asset value per share is less than the market price (including estimated brokerage commissions), you shall on the payable date automatically receive for my account from the Fund that number of newly-issued shares that the cash otherwise receivable by me would purchase if the purchase price per share equaled the higher of: (a) net asset value per share on the valuation date, or (b) 95% of market price (not including estimated brokerage commission) on the payable date; except if the market price (not including estimated brokerage commissions) on the payable date is less than 95% of the net asset value per share on the valuation date, you shall receive a distribution of cash from the Fund and shall apply the amount of such distribution to the purchase in the open market of shares of my account, commencing on the business day after the payable date, subject to the condition that such purchases must be made at a "discount" during the remainder of the "buying period." "Discount" is defined as a market price per share (including estimated brokerage commissions) which is lower than the most recently determined net asset value per share (as calculated from time to time). "Buying period" shall mean the period commencing the first business day after the valuation date and ending at the close of business on the business day preceding the "ex" date for the next distribution. The valuation date will be the last business day of the week preceding the week of the payable date.

3. Should the Fund's net asset value per share exceed the market price (including estimated brokerage commissions) on the valuation date for a distribution, you shall receive for my account a distribution in cash from the Fund and shall apply the amount of such distribution on my shares to the purchase in the open market of shares for my account commencing on the first business day after the valuation date, subject to the condition that such purchases must be made at a discount during the buying period.

4. In the event you are instructed to purchase shares in the open market pursuant to paragraph 2 or 3 hereof, and you are unable for any reason to invest the full amount of the distribution in shares acquired in open-market purchases at a discount during the buying period, you will invest the uninvested portion of such distribution in newly-issued shares at the close of business at the end of such buying period at the higher of: (a) net asset value determined at such close, or (b) 95% of the market price (not including estimated brokerage commissions) at such close.

5. You may not acquire newly-issued shares after the valuation date unless you have received a legal opinion that registration of such shares is not required under the Securities Act of 1933, as amended, or unless the shares to be issued are registered under such an Act.

6. For all purposes of the Plan: (a) the market price of the shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date (in either case including or not including estimated brokerage commissions as provided above) and (b) net asset value per share of the shares on a particular date shall be as determined by or on behalf of the Fund.

7. Open-market purchases provided for above may be made on any securities exchange where the shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as you shall determine. My cash funds held by you uninvested will not bear interest and it is understood that, in any event, you shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. You shall have no responsibility as to the value of the shares acquired for my account. For the purposes of open-market purchases with respect to the Plan you may commingle my funds with those of other shareholders of the Fund for whom you similarly act as Agent, and the average price (including brokerage commissions) of all shares purchased by you as Agent shall be the price per share allocated to me in connection therewith.

8. You may hold my shares acquired pursuant to my authorization, together with the shares of other shareholders of the Fund acquired pursuant to similar authorizations, in non-certificate form in your name or that of your nominee. You will forward to me any proxy solicitation material and will vote any shares so held for me only in accordance with the proxy returned by me to the Fund. Upon my written request, you will deliver to me, without charge, a certificate or certificates for the full shares.

9. You will confirm to me each investment made for my account as soon as practicable but not later than 60 days after the date thereof. Although I may from time to time have an undivided fractional interest (computed to three decimal places) in a share, no certificates for a fractional share will be issued. However, distributions on fractional shares will be credited to my account. In the event of termination of my account under the Plan, you will sell such undivided fractional interests at the market value of the shares at the time of termination and send the net proceeds to me.

10. Any stock dividends or split shares distributed by the Fund on shares held by you for me will be credited to my account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for me under the Plan will be added to other shares held by me in calculating the number of rights to be issued to me.

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (CONTINUED)
-------------------------------------------------------------------------------


11. Your fee for service described in this Plan will be paid by the Fund. I will be charged a pro rata share of brokerage commission on all open-market purchases.

12. I may terminate my account under the Plan by notifying you in writing. Such termination will be effective immediately if my notice is received by you prior to the record date of subsequent distributions. The Plan may be terminated by you or the Fund upon notice in writing mailed to me at least 30 days prior to any record date for the payment of any distribution of the Fund. Upon any termination you will cause a certificate or certificates for the full shares held for me under the Plan and the proceeds from the sales of any fractional shares to be delivered to me without charge. If I elect by notice to you in writing in advance of such termination to have you sell part or all of my shares and remit the proceeds to me, you are authorized to deduct brokerage commission for this transaction from the proceeds.

If I decide to terminate my account under the Plan, I may request that all my Plan shares, both full and fractional, be sold. The per share price may fall during the period between my request for sale and the sale in the open market which will be made within ten trading days after the Agent receives my request. The proceeds of the sale less a $2.50 service fee, plus any brokerage commission will be mailed to me after the settlement of funds from the brokerage firm. The settlement is three business days after the sale of shares.

13. These Terms and Conditions may be amended or supplemented by you or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to me appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by me unless, prior to the effective date thereof, you receive written notice of the termination of my account under the Plan. Any such amendment may include an appointment by you in your place and stead of successor Agent under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these Terms and Conditions. Upon any such appointment of any Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for my account, all distributions payable on shares held in my name or under the Plan for retention or application by such successor Agent as provided in these Terms and Conditions.

14. You shall at all times act in good faith and agree to use your best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by your negligence, bad faith or willful misconduct, or that of your employees.

15. These Terms and Conditions shall be governed by the laws of the Commonwealth of Massachusetts.

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



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



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


 TRANSFER AGENT

 -------------------------------------------------------------------------------
 IMPORTANT INFORMATION ABOUT THIS REPORT
 The Transfer Agent for Colonial Insured Municipal Fund is:

 BankBoston, NA.
 100 Federal Street
 Boston, MA 02110
 1-800-730-6001

 The Colonial Insured Municipal Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

 This report has been prepared for shareholders of Colonial Insured Municipal Fund.

 TRUSTEES

 DOUGLAS A. HACKER
 Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

 JANET LANGFORD KELLY
 Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

 RICHARD W. LOWRY
 Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

 SALVATORE MACERA
 Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

 WILLIAM E. MAYER
 Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

 CHARLES R. NELSON
 Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

 JOHN J. NEUHAUSER
 Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

 JOSEPH R. PALOMBO
 Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

 THOMAS C. THEOBALD
 Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

 THOMAS E. STITZEL
 Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

 ANNE-LEE VERVILLE
 Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

 -------------------------------------------------------------------------------
 COLONIAL INSURED MUNICIPAL FUND (Annual Report)
 -------------------------------------------------------------------------------


                                                  ID-02/164E-1200 (1/01) 00/2357